UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2026

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 President Clinton Ave., Ste. 300, Little Rock, AR	72201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (501) 205-8508

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 11, 2026, Inuvo, Inc. (the “Company”) issued a press release regarding financial performance for Q2 2026. A copy of the earnings release is being furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K under this caption and Exhibits 99.1 and 99.2 are being furnished under Item 2.02 and shall not be deemed to be "filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the "Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Company made reference to non-GAAP financial information in the press release and a reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the press release.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS.

(b) Retirement of Chief Financial Officer and Secretary

On August 10, 2026, Wallace D. Ruiz notified the Board of Directors (the "Board") of Inuvo, Inc. (the "Company") of his intention to retire as the Company’s Chief Financial Officer and Secretary (principal financial officer and principal accounting officer), effective August 17, 2026. Mr. Ruiz’s retirement does not involve any disagreement with the Company on any matter relating to its operations, policies or practices.

In connection with his retirement, the Company and Mr. Ruiz are entering into a Consulting Agreement pursuant to which Mr. Ruiz will provide financial advisory and transition-related services to the Company through December 31, 2026, in exchange for a monthly fee of $62,500 beginning in September 2026 and continued participation in certain Company-paid benefits. The foregoing description is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

(c) Appointment of President, Chief Financial Officer and Secretary

On August 10, 2026, the Board appointed Derric Ciccone, age 47, to serve as the Company’s President, Chief Financial Officer and Secretary (principal financial officer), effective August 17, 2026, upon Mr. Ruiz’s retirement.

Mr. Ciccone brings more than 20 years of finance, operations, and commercial leadership experience across advertising, digital media, and e-commerce. Most recently, he served as Global Chief Financial Officer of Omnicom from March 2023 to April 2026, overseeing Omnicom’s global commerce groups. Previously, he was Executive Vice President of Operations and Delivery at Hero Digital from June 2020 to June 2022, where he led delivery, client finance, client operations, resource management, offshore capabilities, and commercial management across five offices. Earlier in his career, Mr. Ciccone held senior leadership roles across WPP, including Chief Commercial Officer for Wunderman Thompson EMEA, Chief Financial and Operating Officer for POSSIBLE EMEA, and Head of Global Client Operations for Team Shell, in roles spanning more than 25 markets and over $1 billion in revenue. He began his career in finance and operations roles at Razorfish and MRM Worldwide. Mr. Ciccone holds a Bachelor of Science in Finance and Management Information Systems from the State University of New York at Albany.

There are no family relationships between Mr. Ciccone and any director or executive officer of the Company, and there is no arrangement or understanding between Mr. Ciccone and any other person pursuant to which he was selected as an officer.

In connection with his appointment, the Company and Mr. Ciccone entered into an Employment Agreement dated August 10, 2026 (effective August 17, 2026), providing for, among other things: (i) an annual base salary of $375,000; (ii) a grant of 150,000 restricted stock units vesting in equal installments over three years; (iii) an annual incentive target opportunity of $125,000; and (iv) a sign-on bonus of $100,000, payable $25,000 on the first payroll date following the effective date and $75,000 in April 2027, subject to repayment if Mr. Ciccone’s employment terminates under certain circumstances before the first anniversary of the effective date.

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The Employment Agreement requires the Company to compensate Mr. Ciccone and provide him with certain benefits if his employment is terminated. The compensation and benefits he is entitled to receive upon termination of employment vary depending on whether his employment is terminated (i) by the Company for cause (as defined in the employment agreement); (ii) by the Company without cause, or by Mr. Ciccone for good reason (as defined in the employment agreement); (iii) due to death or disability; or (iv) by Mr. Ciccone without good reason. The foregoing description of the Employment Agreement is a summary of its material terms and does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

(c) Appointment of Chief Accounting Officer

On August 10, 2026, the Board appointed Aleesha Parris, CPA, age 38, to serve as the Company’s Chief Accounting Officer (principal accounting officer), effective August 17, 2026 upon Mr. Ruiz’s retirement.

Ms. Parris has served as the Company’s Vice President and Corporate Controller since 2023, and previously served in a variety of accounting and financial reporting roles at the Company from 2013 to 2021. From 2021 to 2023, she served as Corporate Controller of Riverside Transport Inc. and Transco Lines, Inc. Ms. Parris is a certified public accountant in the State of Arkansas and holds a Bachelor of Business Administration and a Master of Accountancy from the University of Central Arkansas.

There are no family relationships between Ms. Parris and any director or executive officer of the Company, and there is no arrangement or understanding between Ms. Parris and any other person pursuant to which she was selected as an officer.

A copy of the press release announcing the foregoing leadership transitions is furnished as Exhibit 99.3 hereto.

ITEM 7.01 REGULATION FD DISCLOSURE.

On August 11, 2026, the Company held a management conference call at 4:15 PM ET to discuss the Company's financial results for Q2 2026, the outlook of the Company and certain other matters.

A copy of the script for the conference call is attached as Exhibit 99.2 and is incorporated by reference into this Current Report on Form 8-K. In addition, on August 11, 2026, the Company issued a press release announcing the leadership transitions described in Item 5.02 above, a copy of which is furnished herewith as Exhibit 99.3 and incorporated by reference into this Item 7.01.

The information in this Current Report on Form 8-K and accompanying exhibit is being furnished and shall not be deemed to be "filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description
10.1	Consulting Agreement, dated August 16, 2026, between Inuvo, Inc. and Wallace D. Ruiz.
10.2	Employment Agreement, dated August 10, 2026, between Inuvo, Inc. and Derric Ciccone.
99.1	Press Release for Q2 2026 financial results.
99.2	Conference Call Script.
99.3	Press Release, dated August 11, 2026, announcing Chief Financial Officer transition and Chief Accounting Officer appointment.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.
Date: August 11, 2026	By:	/s/ Wallace D. Ruiz
Wallace D. Ruiz, Chief Financial Officer

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